Exhibit 99.2

TXCO's Presentation Outline for IPAA Investment Symposium Presentation April 21, 2004

Slide 1 - - Multi-Play, Multi-Pay in the Maverick Basin IPAA Oil and Gas Investment Symposium, New York - April 2004 James E. Sigmon, President and Chief Executive Officer

Slide 2 - - Corporate Information
- Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300, Fax: (210) 496-3232; www.txco.com
- Contacts: James E. Sigmon, President and CEO, jsigmon@txco.com; Roberto R. Thomae, Vice President-Capital Markets, bthomae@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information -- Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended December 31, 2003. This report and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - - TXCO Snapshot
- Founded 1979 -- 25th Anniversary Year
- Headquarters -- San Antonio
- Nasdaq Smallcap: TXCO
- Trading Statistics
- Current 3-month average daily volume -- 157,000 shares
- April 13, 2004, close -- $4.20
- 2003
- 21.1 million shares traded
- High -- $6.75, Low -- $2.62, YE close -- $6.10

Slide 4 - - TXCO Growth Strategy

Shareholder Value Growth Principles:
-  Accumulate large lease position in core area
-  Control majority of exploration/development activity and timetable
-  Use advanced technology to mitigate drilling risk
    -   3-D seismic
    -   Horizontal drilling
-  Conservative debt profile

Slide 5 - - TXCO Profile

-  Multi-play/multi-pay focus on the Maverick Basin
-  Full-cycle exploration company
    -   Lease/CAEX prospect generation/drill/produce
-  Large acreage position with hundreds of internally generated growth opportunities
-  Balanced producer with infrastructure control

Slide 6 - - TXCO Operational Snapshot
- Leasehold: 584,000 Gross Acres
- Maverick Basin -- 492,000 acres (427,600 net)
- Largest Maverick Basin Mineral Leaseholder
- Williston Basin -- 92,000 acres (87,300 net)
- Reserve Make Up at December 31, 2003
- 28.4 Bcfe -- 59% Proved Developed
- 55% Gas -- 15.6 Bcf
- 45% Oil -- 2,129 MBbls
- PV-10 -- $56.8 million - Price deck: $30.06/Bbl oil, $5.77/MMBtu gas
- Net Daily Production -- Exit Rate March 2004
- 16.1 MMcfe -- Up 24% from March 2003 Exit Rate
- 96% from Maverick Basin
- 38% Oil -- 1,022 BOPD
- 62% Gas -- 10.0 MMcfd

Slide 7 - - TXCO's Pipeline Synergy
Map of pipeline superimposed over lease location map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compression station and Delivery points.
-     80-mile system offers ongoing cost savings
-     35 MMcfd capacity
-     Current throughput at half of capacity
-     Added compression can boost capacity to 100 MMcfd

Slide 8 - - TXCO Maverick Basin Focus Area
Map of Western United States of America, showing location of Maverick and Williston Basins, with inset map focusing in on TXCO's lease area and indicating a 50-mile span
-     492,000 gross acres
-     More than 85% working interest
-     Over 95% 3-D seismic coverage
-     Seven current plays -- from 1,000' to 18,000'
-     More than 1,000 identified drilling prospects

Slide 9 - - Maverick Basin Acreage Growth
Lease location map shown.
-     Dominant Acreage Position
-     Strong Infrastructure
-     Operational Synergies
-     Early Acreage Aggregator
Table indicating the acreage held by year as follows: 1997 -- 56,400; 1998 -- 65,200; 1999 -- 115,000;    2000 -- 365,000; 2001 -- 372,000; 2002 -- 409,000; 2003 -- 480,000; and 2004 -- 492,000

Slide 10 - - Maverick Basin: Prospect Rich
Drawing showing geologic formations.
    -     Escondido 1,000' +/-
    -     Olmos/CBM 1,500' +/-
    -     San Miguel 1,800' +/-
    -     Georgetown 3,000' +/-
    -     Glen Rose Porosity 5,000' +/-
    -     Glen Rose Shoal/Reef 6,000' +/-
    -     Jurassic Formation 16,000' +/-
-     Maverick Basin has 20+ productive zones

Slide 11 - - Georgetown Faults: 'Seismic Looks Like Broken Glass'
Picture of seismic for Georgetown Fault Play.
-     7-for-7 Georgetown gas well completions using new seismic technique
-     25 wells planned in 2004
-     Blanket structure -- 300,000+ acres
-     400+ sections with 3-D seismic coverage
-     Hundreds of drillable locations
-     Estimated cost per well:   $630,000 to $785,000
-     Gross reserves targeted/well:   Oil -- 50 to 100 MBbls;   Gas -- 2 Bcfe

Slide 12 - - Georgetown: Model Fault Pattern
Picture of clay model of fault pattern.
-     Clay model illustrates Georgetown's extensive faulting systems
-     Source: Cloos, "Experimental Analysis of Gulf Coast Fracture Patterns," 1967

Slide 13 - - Glen Rose:  Three Plays in One
Drawing showing geologic formations and labeling the porosity interval, shoal and reef components.
-     Porosity discovery -- 2002
-     27 wells drilled to date
-     20 sq. miles identified
-     Est. 100+ MM Bbls in place
-     Production to date:  1.5+ MM Bbls
-     200+ 3-D defined prospects
-     Porosity -- 40 degree oil, fresh water
-     Shoals/Reefs -- gas prone
-     2004 drilling budget:
       -   8 Shoal/Reef wells
       -   12 Porosity wells

During the presentation Mr. Sigmon indicated that there has been a recent change in the operator for the Comanche Ranch lease.

Slide 14 - - The Glen Rose Plays
Picture of seismic data labeled as follows: Paloma Lease Reef/Shoal; Chittim Lease Reef/Shoal; and, Comanche Lease Porosity.
-      200+ Prospective wells, 3-D/2-D defined
-     Gross Reserves Targeted/well
      -  Paloma -- 2.5 Bcfe
      -  Comanche -- 100 to 400 MBbls
-     Drilling and Completion Costs
      -  Paloma/Chittim: Vertical -- $450,000; Horizontal -- $750,000
      -  Comanche:  Vertical -- $750,000; Horizontal -- $900,000 to $1.1 million
      -  50% WI with new operator -- April 2004

Slide 15 - - Pena Creek Infill Drilling Under Way
Map of Pena Creek lease area showing producing oil wells and 2004 drilling locations.
-     90% success rate on 23 San Miguel wells drilled in 2003
-     40 to 20 acre downspacing raised production 77% in 2003
-     80, 3-D defined infill locations
-     Cost: $100,000 to $240,000/well
-     10 wells planned in 2004
-     100% WI

Slide 16 - - Olmos/CBM Play: Coalbed Distribution in Maverick Basin
Map of leases with location of surface exposure and downdip limit of Olmos Coal marked, as well as location of desorption tests. Map also indicates the location of the Dos Republicas permit, the MICARE mine blocks and the CFE power plant.
-     250,000+ acre lease block
-     36 wells dewatering
-     Saturated coal has up to 350 scf/ton gas
-     High-volatile bituminous C
-     Typical CBM well: $150,000
-     1,000+ drillable locations
-     100% WI
-     1 Tcf gross unrisked resource potential

Slide 17 - - Maverick Basin's Jurassic Play
Map of the Maverick Basin area marking well locations of Humble/Exxon -- 1956; Shell -- 1953;
Conoco -- 1977; and Taylor 132-1.
-     First well to test Jurassic in Maverick Basin
-     Gas present, non-commercial
-     Source rocks -- sands, shales, carbonates
-     Sligo/Pearsall completion attempts under way
-     Drilling of second well pending
-     TXCO holds Jurassic rights across 300,000+ acres

Slide 18 - - Strong Cash Flows, Conservative Debt
Slide contains two bar charts: 1) Shows growth in EBITDA, EBITDAX and Cash Flows for 1998 through 2003, in $ millions.  2) Shows the Debt/Asset Ratio from 1999 through 2003 and indicating a 4-year Compound Annual Growth Rate (CAGR) of 46%.

-     2003 operating cash flows were more than double 2002

-     Cash Flows are net cash provided by operating activities. See the Investor Relations section of the       Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures.

Slide 19 - - Reserves and Production Rising
Slide contains two charts: 1) Average Production and 2) Total Proved Reserves - Bcfe
Chart 1 is a bar graph showing 2000 through the first quarter of 2004 MMcfed; as follows:
     2000 -- 9.1; 2001 -- 8.1; 2002 -- 12.0; 2003 -- 13.2; and 1Q04 -- 13.5 estimated.
Chart 2 shows reserves in Bcfe by formation in layers, for the period from 2000 to 2003, for:
     Escondido -- gas; Georgetown -- oil; Georgetown -- gas; San Miguel -- oil; Glen Rose -- oil;
     Glen Rose -- gas; Other Formations; and, Williston Basin -- oil. The chart shows the significant growth in gas reserves in the Glen Rose formation and, more recently, in the Georgetown formation;
     and the growth in oil reserves from the San Miguel, Georgetown and Glen Rose formations. It also indicates the 2003 level at 28.4 Bcfe.
-     72% CAGR in proved reserves over past 3 years -- primarily from the drill bit.
-     60% PDP at YE 03
-     All Maverick Basin reserves found above 7,000' of depth

During the presentation Mr. Sigmon indicated that TXCO exited the first quarter with production over 16 MMcfe per day.

Slide 20 - - Rolling 3-Year Production Replacement
Bar chart showing Production Replacement by 3-year periods from 1999 through 2003.
-     1999-2001 -- 168%; 2000-2002 -- 261%; and 2001-2003 -- 287%
-     J.S. Herold's Smallcap Universe production replacement rate was 190% during 2000-2002

Slide 21 - - CAPEX Guidance

Slide contains two charts.
Chart 1 is a pie chart showing budgeted $'s and number of wells for five focus areas, as follows (in descending order):
    -    Georgetown -- 25 Wells, $9.3 million; San Miguel -- 10 Wells, $2.7 million; Glen Rose Porosity --
         8 New wells, 4 Re-entries, $4.0 million; Glen Rose Shoal/Reef -- 8 Wells, $3.2 million; and Taylor
        Well Completion, $350,000
Chart 2 is a bar chart showing 5-Year CAPEX/Drilling data detailing amounts for drilling and other, and noting the number of new wells drilled for each year, as follows: ($'s in millions)
                                      2000          2001          2002          2003          2004 (Estimated)
       New wells                   25              25              37              71              51
       Total $'s                    11.2           17.8           27.1           37.5           23.4+
       Drilling %                   77              73              52              82              82
-     51 initial proposed wells, 4 re-entries
-     2004 initial budget: $23.4+ million
-     82% for drilling - $19.2+ million

Slide 22 - - 2004 Reserve Exposure Risk Mix
Pie chart showing Risk components of the 2004 drilling as a % of total risk.
-   Low Risk -- 15%, Escondido, San Miguel (Pena Creek), and Glen Rose Shoal
-   Medium Risk -- 70%, Olmos/CBM, Georgetown, Glen Rose Reef & Glen Rose Porosity
-   High Risk --  15%, Jurassic

During the presentation Mr. Sigmon mentioned that TXCO has perforated the Taylor well in the Sligo formation and it is currently flowing at 750 Mcf per day.

Slide 23 - - 3-Year Performance Comparisons
Slide contains two charts: 1) Rolling Gross Profit Return-On-Investment Ratio, and 2) F&D Drillbit Costs.
Chart 1 is a bar chart showing Return on Investment Ratios by 3-year periods from 1999 through 2003.
   Drillbit only -- 1999-2001 -- 181%; 2000-2002 -- 145%, and 2001-2003 -- 185%
   All sources  -- 1999-2001 -- 152%; 2000-2002 -- 121%, and 2001-2003 -- 133%
   -     Gross Profit is oil and gas revenues less operating expenses and G&A costs.  Gross Profit Return on Investment is Gross Profit divided by Finding and Development Costs.
Chart 2 is a bar chart showing Finding & Development costs per Mcfe by 3-year periods from 1999 through    2003.    1999-2001 -- $1.58; 2000-2002 -- $1.41; and 2001-2003 -- $1.66
   -     Drillbit finding and development costs per Mcfe include exploration costs and actual drilling costs           incurred compared to the volume of new reserves added during the year.
   -     J.S. Herold's Smallcap Universe spent $2.57/Mcfe to replace reserves by drillbit during 2000-2002

Slide 24 - - TXCO Capitalization

-  $132 million enterprise value at March 31,2004 *
-  25.4 million diluted common shares at March 31
    -   23.6% held by insiders
         -   4.6 million issued shares
         -   1.4 million in stock options
-  $16 million in redeemable preferred stock issued in August 2003
-  $13 million reserve-based credit facility outstanding balance at March 31
* Enterprise value is diluted shares, times share price, plus debt, plus preferred equity, less cash and equivalents

Slide 25 - - 3-Year Comparative Stock Performance

Line chart showing stock prices for TXCO, S&P 600 SC, TXCO Peers and AMEX NG Index as a percentage of TXCO's price in April 2001. Peaks are labeled with activity at that point in time. Mid-2002 peak -- Glen Rose Porosity Oil Discovery, and late 2003 through early 2004 peak -- Jurassic Drilling.
-    TXCO - The Exploration Company;
     S&P 600 SC -- Standard & Poor's 600 Smallcap Index;
     TXCO Peers --GASE.OB, PLLL, EQTY, CRZO, BEXP, EPEX, PQUE, WZR, PENG, CWEI;
     AMEX NG Index -- American Stock Exchange Natural Gas Index
-   Source: Exchanges.

Slide 26 - - Why Own TXCO?
-     Dominant Player in Focus Area
-     Integrated Upstream/Midstream Assets
-     Proven Exploration Track Record
       -  Generating in-house prospects from 3-D analysis attracting industry partners and investors
       -  History of drilling success
-     Strong Multi-Pay Potential
       -  Broad prospect inventory in core area
-     Focused Exploration/Development Efforts In Maverick Basin of South Texas

Slide 27 - - Multi-Play, Multi-Pay In the Maverick Basin Visit us on the Web at www.txco.com for more information about The Exploration Company